Exhibit 32.1


       CERTIFICATION OF PERIODIC REPORT
       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   18 U.S.C. Section 1350

	The undersigned hereby certifies that (i) the foregoing Quarterly Report on Form 10-QSB filed by BOL Bancshares, Inc. (the "Registrant") for the quarter ended September 30, 2007, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




							/s/ G. Harrison Scott
November 13, 2007                         G. Harrison Scott
Date							Chairman
                                          (in his capacity as duly authorized
                                           officer of the Registrant)